PROMISSORY NOTE

$150,000                                                      New York, New York
                                                               December 31, 1997

      FOR VALUE RECEIVED, the undersigned, ("Borrower"), hereby promises to pay to the order of Paradise Music & Entertainment, Inc. ("Holder"), on December 31, 2000, (the "Maturity Date"), sum of One Hundred Fifty Thousand ($150,000) Dollars, as borrowed by Borrower on or before June 30, 1998, and set forth on Schedule A less any principal payments made prior to the Maturity Date.

      Borrower further promises to pay Holder interest on the unpaid principal amount of this Note from the date hereof until maturity at the rate of 8 1/2% per annum. Accrued and unpaid interest on the outstanding principal amount of this Note shall be payable in arrears monthly on the first day of each month commencing February 1, 1998. The remainder of accrued and unpaid interest on the outstanding principal of this Note shall be payable on maturity of this Note, whether at stated maturity, by acceleration or otherwise.

      The outstanding balance of this Note may be prepaid at any time, in whole or in part, without premium or penalty. Mandatory pre-payments of outstanding principal shall be made by Borrower as follows (but only to the extent of the remaining amount outstanding under the Note):

      (a) $2,000 per month on the first day of each of the eleven months commencing February 1, in the year 2000;

      (b) Payments equal to 50% of any cash bonus, net of federal and state income taxes withheld, received by Borrower from Holder, including any subsidiary thereof; while this Note is outstanding; and

      (c) An amount requested by Holder on 30 days prior written notice to Borrower equal to the amount by which the net cash and cash equivalent balance of Holder is less than $500,000.

      All indebtedness outstanding under this Note, including, to the extent permitted by applicable law, interest, shall bear interest (computed in the same manner as interest on this Note prior to maturity) after maturity, whether at stated maturity, by acceleration or otherwise, at a rate equal to the rate set forth above plus 2%, and all of such interest shall be payable on demand of Holder.

      Anything herein to the contrary notwithstanding, the obligation of Borrower to make payments of interest shall be subject to the limitation that payments of interest shall not be required to be made to Holder to the extent that Holder's receipt thereof would not be permissible under the law or laws applicable to Holder limiting rates of interest which may be charged or collected by Holder. Any such payments of interest which are not made as a result of the limitation referred to in the preceding sentence shall be made by Borrower to Holder on the earliest interest payment date or dates on which the receipt thereof would be permissible under such laws applicable to the Holder limiting rates of interest which may be charged or collected by the Holder. Such deferred interest shall not bear interest.

      Payments of both principal and interest on this Note are to be made at the offices of Holder, 53 West 23rd Street, New York, N.Y. 10010, or such other locations as Holder shall designate from time to time by written notice to Borrower, in lawful money of the United States of America in immediately available finds.

      As used herein, the term "Event of Default" means any of the following:

      (a) Borrower's failure to make any payment hereunder when due if such failure is not remedied within five days after notice thereof from Holder;

      (b) Borrower's making a general assignment for the benefit of creditors or a written admission of its inability to pay his debts as they come due;

      (c) Borrower's voluntary commencement of a proceeding under Title 11 of the United States Code or any similar State bankruptcy statute; or

      (d) The commencement against Borrower of an involuntary proceeding under Title 11 of the United States Code or any similar State bankruptcy statute if such proceeding is not dismissed within 60 days of the commencement thereof.

Upon the occurrence of any Event of Default, the principal amount of and accrued interest on this Note may be declared immediately due and payable. Borrower hereby agrees to pay the costs of collection and reasonable attorneys' fees and expenses in case default occurs in the payment of this Note.

      Borrower agrees hereby to be bound, and waives any exemption right as well as the benefit of all valuation and appraisement laws (to the extent such waiver is legal) as to the indebtedness evidenced hereby, waive any and all lack of diligence or delays in collection or enforcement hereof, and expressly consent to any extension of time, release of any party liable for this obligation, release of any of the security for this Note or any other indulgence or forbearance whatsoever. Any such extension, release, indulgence or forbearance may be made after notice to said party and without in any way affecting the liability of such party.

      Borrower hereby waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note.

      This Note is secured in the manner provided for in that certain Stock Pledge Agreement of even date herewith annexed hereto as Exhibit 1, between Borrower and Holder.

      THIS NOTE IS BEING DELIVERED IN AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.


                                        /s/ John R. Loeffler
                                       -----------------------------
                                       John R. Loeffler

                                   SCHEDULE A


          Set forth below are the amounts borrowed by John R. Loeffler



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Dates of Borrowings:                   Amounts of Borrowings:
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

                                                                       EXHIBIT I

                             STOCK PLEDGE AGREEMENT

      PLEDGE AGREEMENT, dated as of December 31, 1997, by and between John R. Loeffler (the "Pledgor"), and Paradise Music & Entertainment, Inc., as Secured Party (the "Secured Party").

                             W I T N E S S E T H:

      In consideration of the covenants and agreements set forth herein, the parties hereto hereby agree as follows:

      1. Pledge, Transfer, Voting Power, Distributions, Etc.

      (a) As security for the prompt payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all indebtedness and all other liabilities and obligations (collectively, the "Obligations"), whether now existing or hereafter arising, of the Pledgor to the Secured Party under, arising out of, or in any way connected with, the Pledgor's Promissory Note, of even date herewith (the "Note"), issued by the Pledgor to the Secured Party, the Pledgor hereby grants to the Secured Party a security interest in 200,000 shares of the capital stock of the Secured Party (the "Secured Party") which is owned by the Pledgor (such capital stock described above being collectively referred to herein as the "Pledged Stock," and any other property or assets from time to time pledged to the Secured Party as collateral security hereunder, and any property, hereafter paid to or retained by the Secured Party under Section 2 hereof being collectively referred to herein as the "Collateral").

      (b) Unless and until any Event of Default shall occur and be continuing under the Note (the period during which any Event of Default shall continue being herein called a "Default Period"), the Pledgor shall be entitled to exercise all powers of voting or consent arising out of its ownership of the Collateral for all purposes not inconsistent with the terms of this Pledge Agreement or the Note. As promptly as practicable after exercising any such power, the Pledgor shall inform the Secured Party in writing of any material action or omission to act in favor of which it exercised such power.

      2. In the Event of the Occurrence of any Event of Default.

      (a) During any Default Period:

            (1) After giving the Pledgor ten days' prior written notice of its intention to do so, the Secured Party or its nominee shall have the sole and exclusive right to exercise all powers of voting or consent and all other rights pertaining to the Collateral or any part thereof and to exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to the Collateral or any part thereof as if it were the absolute owner thereof, including, without limitation, the right to exchange, at its discretion, any and all of the Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of any partnership, corporation or other entity issuing any part of the Collateral or upon the exercise by any such issuer of any right, privilege or option pertaining to any part of the Collateral, and in connection therewith, to deposit and deliver any and all of the Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability (other than for gross negligence or willful misconduct) except to account for property actually received by it, but the Secured Party shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

            (2) All payments, distributions or dividends, in securities, property or cash, including, without limitation, any distribution or return of capital upon or in respect of the Collateral or any part thereof or received in exchange for the Collateral or any part thereof as a result of a merger, consolidation or otherwise, shall be paid, delivered or transferred directly to the Secured Party immediately upon receipt thereof by the Pledgor (accompanied by appropriate stock powers duly executed in blank) or shall be retained by the Secured Party as part of the Collateral.

            (3) In case any money shall be paid by the Pledgor to the Secured Party pursuant to subsection 1(a) above, the Secured Party shall, if requested by the Pledgor, apply such money (prior to any sale of the Collateral hereunder) to the payment of the Obligations in accordance with
      Section 3 hereof.

            (4) In order to permit the Secured Party to receive all payments and distributions to which the Secured Party may be entitled under subsection 1(a) hereof, the Pledgor shall, if necessary, upon the written request of the Secured Party, from time to time execute and deliver to the Secured Party appropriate payment orders in respect of such payments and distributions.

      (b) All cash and other property paid to or retained by the Secured Party pursuant to this Section 2 shall be held by it, until applied as herein provided, as additional collateral security pledged under and subject to the terms of this Section 2.

      3. Realizations, etc. Subject to law, upon the occurrence and during the continuance of any Event of Default under the Note, in addition to any rights and remedies which may be available to a secured party under the Uniform Commercial Code as in effect at the time in New York, the following provisions shall apply:

      (a) The Secured Party may, without being required to give any notice (except as otherwise provided in this Pledge Agreement or the Note), apply the cash, if any, then held by it as collateral security hereunder to the payment of the Obligations and, if there shall be no such cash or the cash so applied shall be insufficient to pay in full all such Obligations, sell, assign, give an option or options to purchase, contract to sell or otherwise dispose of and deliver the Collateral, or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, without assumption of any credit risk, and at such price or prices as the Secured Party may deem satisfactory, and the Secured Party may be the purchaser of any or all of the Collateral so sold and thereafter hold the same, absolutely and free from any right or claim of whatsoever kind.

      (b) The Secured Party is authorized, at any such sale, if it deems it advisable to do so, to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing for their own account, for investment, and not with a view to the distribution or sale of any of the Collateral.

      (c) Upon any such sale, the Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the property sold absolutely, free from any claim or right of whatsoever kind, including any equity or rights of redemption, of the Pledgor. To the extent permitted by applicable law, the Pledgor specifically waives as against any such purchaser all rights of redemption, stay or appraisal which it may have under any rule of law or statute now existing or hereafter adopted.

      (d) The Secured Party need not give the Pledgor more than ten days' written notice of its intention to make any such public or private sale or sale at broker's board or on a securities exchange, such notice to state the board or exchange at which such sale is to be made and the day on which the Collateral, or that portion thereof so being sold, will first be offered for sale at such board or exchange. Such notice shall be deemed to be reasonable notification of the matters contained therein.

      (e) So long as the Secured Party shall have acted in good faith: (i) the Secured Party shall not incur any liability as a result of the sale of the Collateral or any part thereof, at any private sale; and (ii) the Pledgor hereby waives any claims against the Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations.

      (f) Any such public sale shall be held at such time or times within the ordinary business hours and at such place or places in the Borough of Manhattan, City of New York, or elsewhere, as the Secured Party may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Secured Party may determine.

      (g) The Secured Party shall not be obligated to make any sale pursuant to any such notice. The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned.

      (h) In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold will be retained by the Secured Party until the selling price is paid by the purchaser thereof, but the Secured Party shall not incur any liability in cash for the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice.

      (i) The Secured Party, however, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the pledge and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

      (j) The Pledgor agrees, to the extent permitted by applicable law, to waive and agrees not to assert any rights or privileges which it may acquire under clauses (a), (b), (c), (d) and (e) of Section 9-112 of the Uniform Commercial Code.

      4. Application of Proceeds. The proceeds of any collection, recovery, receipt, appropriation, realization or sale as aforesaid, shall be applied by the Secured Party as follows:

      FIRST, to the payment of the reasonable costs and expenses, if any (including, without limitation, reasonable attorneys' fees and expenses), incurred by the Secured Party in preserving its interests in the Collateral or in enforcing any of the rights or remedies granted to it hereunder;

      SECOND, to the payment to the Secured Party of accrued and unpaid interest due and payable on the Note (whether at stated maturity, by acceleration or otherwise);

      THIRD, to the payment to the Secured Party of the outstanding principal amount due and payable on the Note (whether at stated maturity, by acceleration or otherwise);

      FOURTH, to the payment to the Secured Party of any and all other Obligations due and payable on the date of such application;

      FIFTH, to the payment of any other amounts required by applicable law (including, without limitation, Section 9-504(1)(c) of the Uniform Commercial
Code); and

      SIXTH, after payment in full of any and all Obligations, to the payment to the Pledgor or to its successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds. (As used in this Pledge Agreement, "proceeds" of the Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, the Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of the Pledgor or any issuer of securities included in the Collateral.)

      5. Representations. The Pledgor represents and warrants to the Secured Party that:

      (a) The Pledgor is the record and beneficial owner of all of the Pledged Stock as of the date hereof;

      (b) All of the Pledged Stock is owned by the Pledgor, free and clear of any pledge, mortgage, hypothecation, lien, charge, encumbrance or any security interest in such Pledged Stock or the proceeds thereof except for the security interest granted to the Secured Party hereunder;

      (c) No consent or approval of any Person, and no consent, license, approval, authorization or declaration of any governmental authority, bureau or agency, is or will be required in connec tion with the execution, delivery, performance, validity or enforcement of this Pledge Agreement as to the Pledgor;

      (d) The execution and delivery of this Pledge Agreement by the Pledgor and its performance hereunder will not violate any provision of law and will not conflict with or result in a breach of any material order, writ, injunction, ordinance, resolution, decree, or other similar document or instrument of any court or governmental authority, bureau or agency, or create (with or without the giving of notice or lapse of time, or both) a default under or breach of any material agreement, bond, note or indenture to which the Pledgor is a party or by which the Pledgor is bound or any of the Pledgor's properties or assets is affected, or result in the imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets owned by or used in connection with the business of the Pledgor except as created by this Pledge Agreement;

     (e) This Pledge Agreement creates and grants a valid first priority lien on and perfected security interest in the Pledged Stock and the proceeds thereof, subject to no prior security interest, lien, charge or encumbrance, or to any agreement purporting to grant to any third party a security interest in the property or assets of the Pledgor which would include any of the Pledged Stock; and

      (f) The Pledged Stock is subject to certain sale restrictions pursuant to a lock up agreement entered into between Pledgor and Donald & Co. Securities Inc.

      6. Covenants.

      (a) The Pledgor hereby covenants and agrees that, so long as the Obligations shall be outstanding and unpaid, in whole or in part, the Pledgor will not sell, convey or otherwise dispose of any of the Pledged Stock or any interest therein to any other party unless such party expressly agrees in writing to be bound by all of the terms of this Pledge Agreement and executes and delivers to the Secured Party appropriate financing statements and such other instruments and documents (all in form and substance satisfactory to counsel to the Secured Party) as the Secured Party may reasonably request, nor will the Pledgor create, incur or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever with respect to any of the Pledged Stock or the proceeds thereof.

      (b) The Pledgor warrants and will defend the right, title, special property and security interest in and to the Pledged Stock of the Secured Party against the claims of any person, firm, partnership, corporation or other entity.

      7. Indemnification, Etc.

      (a) The Pledgor shall indemnify and hold harmless the Secured Party, and any party acting for the Secured Party hereunder for all losses, costs, damages, fees and expenses whatsoever associated with the exercise of the powers of attorney granted in Section 9 hereof and shall release the Secured Party, each Lender and any other party acting hereunder from all liability whatsoever for the exercise of such powers of attorney and all actions taken pursuant thereto, except in the case of gross negligence or willful misconduct by the Secured Party or such other party acting hereunder.

      (b) The Pledgor acknowledges that a breach of any of the covenants contained in Section 6 hereof will cause irreparable injury to the Secured Party, that the Secured Party shall have no adequate remedy at law in respect of such breach and, as a consequence, the covenants of the Pledgor contained in
Section 6 hereof shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives, and shall not assert, any defenses against an action for specific performance of such covenants, except for a defense that no such breach has in fact occurred or that no Event of Default has occurred or is continuing.

      8. No Impairment. The terms of this Pledge Agreement and the obligations of the Pledgor arising hereunder shall not be affected, modified or impaired in any manner or to any extent by: (a) any amendment or modification of or supplement to the Note or any instrument or document executed or delivered pursuant thereto or in connection therewith; (b) the invalidity or unenforceability of any of such instruments or documents; (c) any exercise or non-exercise of any right, power or remedy of the Secured Party under any of such instruments or documents referred to in clause (a) above or arising at law; (d) any waiver, consent, release, indulgence, extension, renewal, modification, delay or other action, inaction or omission in respect of the Note or any of the instruments or documents referred to in clause (a) above or in respect of any of the properties or assets now or hereafter covered by any of the Security Documents; or (e) any waiver by the Secured Party of any rights under this Pledge Agreement, whether or not the Pledgor shall have had notice or knowledge of any of the foregoing and whether or not the Pledgor shall have consented thereto.

      9. Attorney-in-Fact. The Secured Party is hereby appointed the attorney-in-fact of the Pledgor (a) for any period not a Default Period, for the purpose of signing documents and taking other action to perfect the security interest in the Collateral and (b) during a Default Period, for the purpose of carrying out the provisions of this Pledge Agreement and taking any action and executing any instruments which the Secured Party may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, during a Default Period, upon at least ten days prior written notice, the Secured Party shall have the right and power to receive, endorse and collect all checks made payable to the order of the Pledgor representing any payment in respect of the Collateral or any part thereof and to give full discharge for the same.

      10. No Representation, Etc. Anything herein contained to the contrary notwithstanding, neither the Secured Party nor any of its nominees or assignees shall have any obligation or liability by reason of or arising out of this Pledge Agreement to make any inquiry as to the nature or sufficiency of, to present or file any claim with respect to, or to take any action to collect or enforce the payment of, any amounts to which it may be entitled at any time or times by virtue of this Pledge Agreement. The Secured Party makes no representations or warranties with respect to the Pledged Stock or the Collateral or any part thereof, and the Secured Party shall not be chargeable with any obligations or liabilities of the Pledgor or any other party with respect thereto.

      11. Remedies Cumulative. Each right, power and remedy herein specifically granted to the Secured Party or otherwise available to it shall be cumulative, and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or otherwise; and each right, power and remedy, whether specifically granted herein or otherwise existing, may be exercised, at any time and from time to time as often and in such order as may be deemed expedient by the Secured Party in its sole and complete discretion; and the exercise or commencement of exercise of any right, power or remedy shall not be construed as a waiver of the right to exercise, at the same time or thereafter, the same or any other right, power or remedy. No delay or omission by the Secured Party in exercising any such right or power, or in pursuing any such remedy, shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of the Lenders or an acquiescence therein. No waiver by the Secured Party of any breach or default of or by the Pledgor hereunder shall be deemed to be a waiver of any other or similar, previous or subsequent, breach or default.

      12. Amendment, Etc. This Pledge Agreement may not be amended orally, but may be amended or modified only in writing, signed by the Pledgor and the Secured Party. No waiver of any term or provision of this Pledge Agreement shall be effective unless it is in writing, making specific reference to this Pledge Agreement and signed by the party against whom such waiver is sought to be enforced. This Pledge Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof.

      13. CONSENT TO JURISDICTION. THE PLEDGOR IRREVOCABLY CON SENTS THAT ANY LEGAL ACTION OR PROCEEDING AGAINST THE PLEDGOR UNDER, ARISING OUT OF OR IN ANY MANNER RELATING TO THIS PLEDGE AGREEMENT, MAY BE BROUGHT IN THE SUPREME COURT OF THE STATE OF NEW YORK, COUNTY OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. THE PLEDGOR BY ITS EXECUTION AND DELIVERY OF THIS PLEDGE AGREEMENT EXPRESSLY AND IRREVOCABLY ASSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDING. THE PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF ANY COMPLAINT, SUMMONS, NOTICE OR OTHER PROCESS RELATING TO ANY SUCH ACTION OR PROCEEDING BY DELIVERY THEREOF TO THE PLEDGOR BY HAND OR BY MAIL IN THE MANNER PROVIDED FOR IN THIS PLEDGE AGREE MENT. THE PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY CLAIM OR DEFENSE IN ANY SUCH ACTION OR PROCEEDING IN EITHER SUCH COURT BASED ON ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS OR ANY SIMILAR BASIS. NOTHING IN THIS SECTION 13 SHALL AFFECT OR IMPAIR IN ANY MANNER OR TO ANY EXTENT THE RIGHT OF THE SECURED PARTY TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE PLEDGOR IN ANY JURISDICTION OR TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

      14. Further Assurances. The Pledgor shall at any time and from time to time upon the written request of the Secured Party execute and deliver such further documents and do such further acts and things as the Secured Party may reasonably request in order to effect the purposes of this Pledge Agreement.

      15. Course of Dealing. No course of dealing between the Pledgor and the Secured Party, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Party of any right, power or privilege hereunder or under the Note shall operate as a waiver thereof; nor shall any single or partial exercise by the Secured Party of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

      16. Severability. The provisions of this Pledge Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Pledge Agreement in any jurisdiction.

      17. Successors and Assigns. This Pledge Agreement, and the terms and conditions hereof, shall be binding upon and shall inure to the benefit of the Pledgor and its successors and assigns, and the Secured Party and its successors and assigns; provided that the Pledgor may not assign its rights or delegate its obligations hereunder without the prior written consent of the Secured Party and any purported assignment or delegation by the Pledgor in the absence of such written consent shall be void.

      18. GOVERNING LAW. THIS PLEDGE AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, PROVIDED THAT AS TO COLLATERAL LOCATED IN ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK, THE SECURED PARTY SHALL HAVE ALL THE RIGHTS TO WHICH A SECURED PARTY UNDER THE LAWS OF SUCH JURISDICTION IS ENTITLED.

      19. Term. This Pledge Agreement shall continue in full force and effect until all the Obligations have been fully and indefeasibly paid in full, whereupon this Pledge Agreement shall terminate.

      20. Notices. All notices and other communications provided for herein shall be by telephone (except where written notice is expressly required hereby), or in writing and telephoned, telecopied, mailed or delivered by overnight courier or by hand to the intended re cipient at the telephone number or "Address for Notices" specified below its name on the signature pages hereof; or, as to either party, at such other telephone number or address as shall be designated by such party in a notice to the other party. Except as otherwise provided in this Pledge Agreement, all notices and other communications hereunder shall be deemed to have been duly given when transmitted by telecopier or delivered to an overnight courier service, in each case addressed as aforesaid or personally delivered or, in the case of a mailed notice, when actually received by the intended recipient. Telephoned notices shall be confirmed within three days by the sender by telecopy, overnight courier or hand delivery, provided that failure to con firm any such telephoned notice shall not affect its validity.

      21. Counterparts. This Pledge Agreement may be executed in any number of counterpart copies, each of which shall be deemed an original, but which together shall constitute a single instrument.

      22. Headings. Descriptive headings appearing herein are included solely for convenience of reference and are not intended to affect the meaning or construction of any of the provisions of this Pledge Agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                        /s/ John R. Loeffler
                                       -----------------------------------------
                                       John R. Loeffler (Pledgor)


Address for notices to
Pledgor:

c/o Paradise Music & Entertainment, Inc.
53 West 23rd Street
New York, N.Y. 10010
Telecopier No: 212-242-5225



                                       Paradise Music & Entertainment, Inc.
                                       (Secured Party)



                                       by: /s/ Joseph A. Gallo
                                          --------------------------------------
                                          Joseph A. Gallo, Senior Vice President
                                           and Chief Financial Officer


Address for notices to Secured Party

Paradise Music & Entertainment, Inc.
53 West 23rd Street
New York, New York 10010
Telecopier No. 212-242-5225
Attention: Chief Financial Officer


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